UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2006

SOMERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

301 S. Northpoint Drive, Coppell, Texas (Address of principal executive offices)	75019 (Zip Code)
Registrant’s telephone number, including area code: (972) 304-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the accompanying exhibit to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
     Attached hereto as Exhibit 99.1 is the registrant’s press release, dated May 10, 2006, reporting the registrant’s results of operations and financial condition for the registrant’s first fiscal quarter ended March 31, 2006.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 10, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

	By:	/s/ David W. Heard David W. Heard
President and Chief Executive Officer

Date: May 10, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 10, 2006.